Exhibit (2)(h)



                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                                 399 Park Avenue
                                    7th Floor
                            New York, New York 10043

                      CITIGROUP ALTERNATIVE INVESTMENTS LLC
                                 399 Park Avenue
                                    7th Floor
                            New York, New York 10043


                                                                 August 17, 2004


McDonald Investments Inc.


      Re:  Appointment as Placement Agent

Ladies and Gentlemen:

     Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC, a limited liability company organized under the laws of the State of Delaware (the "Fund"), and Citigroup Alternative Investments LLC, a limited liability company organized under the laws of Delaware (the "Adviser"), hereby agree with McDonald Investments Inc. (the "Placement Agent") as follows:

1.   Fund Offering.
     -------------

     The Fund issues and sells its limited liability company interests ("Units"), designated in Series, pursuant to the Fund's registration statement as amended or supplemented from time to time, including (to the extent such Parts are separately identified) Part A (the prospectus), Part B (the statement of additional information) and Part C, as filed on Form N-2 with the Securities and Exchange Commission (the "Commission" and the "Registration Statement", respectively), and has appointed and/or expects to appoint several agents as placement agents in connection with the sale of Units.

2.   Definitions.
     -----------

     All capitalized terms used in this agreement ("Agreement") that are not separately defined herein shall have the respective meaning set forth in the Registration Statement. For purposes of this Agreement, although materiality shall be defined by reference to applicable law, the parties acknowledge that market movements are inherent in investment activities and therefore generally will not be deemed material factors requiring supplements, updates or amendments to the Registration Statement or other Approved Offering Material (as defined below).

3.   Placement of Units.
     ------------------

     (a) Subject to the terms and conditions set forth herein, the Fund hereby appoints the Placement Agent as the Fund's non-exclusive placement agent in connection with the placement of Units. Subject to the performance in all material respects by each of the Fund and the Adviser of its obligations hereunder, and to the completeness and accuracy in all material respects of all of the representations and warranties of each of the Fund and the Adviser contained herein, the Placement Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to find qualified subscribers for Units

          ("Placement Agent Customers") and to assist the Fund in obtaining payment for Units from Placement Agent Customers.

     (b) The offers and sales of Units are to be effected pursuant to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940 (the "1940 Act"). The Placement Agent, the Fund and the Adviser have established the following procedures in connection with the offer and sale of Units and agree that no party hereto will make offers or sales under this Agreement of any Units except in compliance with such procedures:

          (i) Offers of Units will be made only to investors that the Placement Agent reasonably believes qualify as "Eligible Investors" meeting the eligibility standards set forth in the Registration Statement.

          (ii) No sale of Units to any single investor will be for less than the minimum denominations as specified in the Registration Statement, unless such requirement is waived in advance by the Adviser (acting in its capacity as the Fund's designated administrator) in its sole discretion.

          (iii) No offer or sale of any Units shall be made in any state or jurisdiction, or to any prospective investor located in any state or jurisdiction, where such Units have not been registered or qualified for offer and sale under applicable state securities laws (unless such Units are "covered securities" within the meaning of the Securities Act, or otherwise exempt from the registration or qualification requirements of such laws, and any and all required filings, including notice filings, have been made to perfect such exemptions or preemptions).

          (iv)    No transfers  of Units will be effected  other than subject to
                  the  substantial   restrictions   thereon  set  forth  in  the
                  Registration Statement.

     (c) For purposes of the offering of Units, the Fund has furnished to the Placement Agent the Registration Statement and subscription documentation to be furnished to prospective investors. The Placement Agent is authorized to furnish to prospective investors only such information concerning the Fund and the offering as may be contained in the Registration Statement or any written supplements thereto, or any sales material, advertising or alternative subscription documentation approved in writing by the Fund or the Adviser for use in connection with the offering or sale of Units (all such materials, together with the Registration Statement, being referred to herein as the "Approved Offering Material"). Modifications of such Approved Offering Material generally will not be approved as contemplated by the previous sentence except in the case of modifications solely for the purpose of reflecting formatting or cosmetic changes or including appropriate references to the Placement Agent by name, address, insignia or similarly factual identifying characteristics). Notwithstanding, and in addition to, any steps taken or to be taken by the Adviser, or any affiliate of the Adviser, to file any Approved Offering Material with The National Association of Securities Dealer, Inc. (the "NASD") pursuant to the rules thereof, it shall be the responsibility of the Placement Agent to determine whether it is required to file any Approved Offering Materials with the NASD for review and/or approval.

4.   Subscription Procedures.
     -----------------------

     (a) All subscriptions for Units and payments by subscribers of subscription amounts for Units shall be made pursuant to the terms and conditions set forth in the Registration Statement and the subscription documentation. Subscriptions for Units from Placement


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

          Agent Customers shall be subject to processing by the Placement Agent and the Fund, as described in Section 5 below.

     (b) All payments received by the Placement Agent hereunder for subscriptions in the name and on behalf of the Fund shall be handled by the Placement Agent in accordance with the terms of the subscription documentation.

5.   Processing of Subscriptions and Operational Procedures.
     ------------------------------------------------------

     (a) The Placement Agent shall review each subscription document from any Placement Agent Customer to confirm that it has been completed in accordance with the instructions thereto and that each has been completed by or on behalf of an "Eligible Investor" and shall promptly forward completed subscription documents, and any other information required to determine a prospective investor's eligibility, to the Fund in care of PFPC, Inc. as the Fund's sub-administrator (or any successor entity designated by the Fund or the Adviser to serve in that capacity), which shall promptly communicate (generally within five business days) the Fund's acceptance or rejection of such documents to the Placement Agent. Prior to forwarding a Subscription Agreement, the Placement Agent will ensure that the subscriber for Units has a legitimate source of funds, that there is no reason to suspect such subscriber of money laundering activities, that the contemplated investment in the Fund by the Placement Agent Customer is suitable to that customer's specific circumstances, and that in forwarding the Subscription Agreement the Placement Agent is compliant with the programs described in both Sections 9(h) and 9(l). The
          Officers and/or the Directors of the Fund (respectively, the "Officers" and the "Directors"), acting on their own behalf or through their authorized agents, reserve the right to reject any subscription for Units in the Fund for any reason. The Placement Agent has no authority to accept subscriptions for Units. For the avoidance of doubt, the Placement Agent shall be solely responsible for matters relating to the qualification as an "Eligible Investor" of any Placement Agent Customer, for evaluating the suitability of an investment in the Fund for any Placement Agent Customer and for satisfaction of anti-money-laundering obligations relating to any Placement Agent Customer, each as contemplated by the preceding sentences of this Section 5(a).

     (b) The Placement Agent and the Fund shall follow the operational procedures for the submission of subscriptions for Units, payment therefor, the submission of repurchase requests and the payment of repurchase proceeds that are set forth in the Registration Statement and any applicable documents relating to subscriptions or Tender Offers (as defined below). The Fund or its designated agents will be responsible for, among other things, accurate primary record keeping, capital accounting, tax reporting, tax withholding and monthly reconciliation of accounts and net asset values with the Placement Agent. The Fund also will be responsible for, among other things, all reporting to regulators and to Members, which shall include, among other things, a monthly calculation of net asset value, quarterly unaudited reports to Members and audited annual reports to Members. The monthly calculation of net asset value shall be calculated as set forth in the Registration Statement, and shall be transmitted to the Placement Agent for purposes of allowing the Placement Agent to confirm to Members that are Placement Agent Customers the offering price or repurchase price, as the case may be, for Units promptly following the tenth business day after: (i) each calendar month end (or any other day on which purchases of Units are effected) or (ii) the repurchase date, as applicable. The Fund also shall retain an escrow agent as necessary.

     (c) The Placement Agent shall reasonably coordinate with the Fund and PFPC, Inc. as the Fund's sub-administrator (or any successor entity designated by the Fund or the Adviser


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


          to serve in that capacity) with regard to the Fund's periodic offers to repurchase its Units as described in the Registration Statement (each a "Tender Offer"). Such coordination may include assisting the Fund or such sub-administrator with contacting Placement Agent Customers to advise them of the terms of an such Tender Offer and assisting Placement Agent Customers with contacting the Fund or such sub-administrator regarding participation in a Tender Offer.

     (d) The Placement Agent shall ensure that appropriate custody accounts are opened and maintained for the receipt of monies from Placement Agent Customers intended for pending investments in the Fund and for the receipt of proceeds from Tender Offers pending their proper distribution to Placement Agent Customers participating in such Tender Offers.

     (e) The Fund may suspend or terminate the offering of any Series of Units at any time as to specific classes of investors, as to specific jurisdictions or otherwise. Upon notice to the Placement Agent of the terms of such suspension or termination, the Placement Agent shall suspend solicitation of subscriptions for Units in accordance with such terms until the Fund notifies the Placement Agent that such solicitation may be resumed.

6.   Representations and Warranties of the Fund.
     ------------------------------------------

     The  Fund represents and warrants to the Placement Agent that:

     (a) The Fund has been duly formed under the laws of the State of Delaware and has the power and authority to effect the offering of its Units and conduct its business as described in the Registration Statement. All necessary filings, consents and other actions necessary to qualify the offering of Units with the Commission under the Securities Act, and blue sky offices in each applicable U.S. state and to conduct the business of the Fund as described in the Registration Statement have been, or will timely be, made or taken.

     (b) Units to be or which may be issued by the Fund have been duly authorized for issuance and sale, are registered with the Commission, and a registration statement shall be effective at the time such Units are issued and delivered by the Fund conforming in all material respects to all statements relating thereto contained in the Registration Statement.

     (c)  The  issue  and  sale  of  Units  and  the  execution,   delivery  and
          performance of the Fund's obligations under the Registration Statement will not result in the violation of any applicable law.

     (d) The Fund will apply the proceeds from the sale of Units for the purposes set forth in the Registration Statement.

     (e) The Registration Statement will not contain an untrue statement of any material fact or omit to state any material fact necessary in order to make statements therein in the light of the circumstances under which they were made, not misleading.

     (f) The Fund shall not offer Units under any of the provisions of this Agreement and no orders for the purchase or sale of Units hereunder shall be accepted by the Fund if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act or if and so long as a current prospectus as required by Section 10(b)(2) of said Act is not on file with the Commission; provided, however, that nothing contained in this Agreement shall in any way restrict or have an application to or bearing upon the Fund's obligation to repurchase Units from a Member in accordance with any Tender Offer.

     (g) This Agreement has been duly authorized, executed and delivered by the Fund and, assuming the Adviser's and the Placement Agent's execution hereof, will constitute a valid and binding agreement of the Fund.

     (h) All Approved Offering Material to be given to any potential investor in connection with the offering or sale of Units will be, as of the date of each sale of Units in respect of which it is used, true, complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Fund agrees to advise the Placement Agent promptly of the occurrence of any event or other change which, in the opinion of counsel to the Fund, results in the Approved Offering Material containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading. (With regard to sales material, advertising or subscription documentation prepared by the Placement Agent and approved in writing by the Fund, such representation and warranty extends only to statements regarding the Fund, the Adviser, or other matters relating to the business of each of these and as to which any of them reasonably has, or should have, knowledge.) The Fund recognizes and confirms that the Placement Agent (i) will be using and relying primarily on the information in the Approved Offering Material in performing the services contemplated hereunder without having independently verified the same, (ii) does not assume responsibility for the accuracy or completeness of such information or of the Approved Offering Material and (iii) will not make any appraisal of any assets of the Fund.

7.   Covenants of the Fund.
     ---------------------

     The  Fund covenants and agrees with the Placement Agent as follows:

     (a) The Placement Agent and the Placement Agent's counsel shall be furnished with such documents and opinions as the Placement Agent and they may reasonably require, from time to time, for the purpose of enabling the Placement Agent or them to pass upon the issuance and sale of Units as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Fund and in connection with the issuance and sale of Units as herein contemplated shall be satisfactory in form and substance to the Placement Agent and the Placement Agent's counsel.

     (b) If, at any time after the commencement of an offering of Units and prior to its termination, an event occurs which in the opinion of counsel to the Fund materially affects the Fund and which should be set forth in an amendment or supplement to the Registration Statement in order to make the statements therein not misleading in light of the circumstances under which they are made, the Fund will notify the Placement Agent as promptly as practicable of the occurrence of such event and promptly prepare and furnish to the Placement Agent copies of an amendment or supplement to the Registration Statement, in such reasonable quantities as the Placement Agent may request in order that the Registration Statement will not contain any untrue statement of any material fact or omit to state a material fact which in the opinion of such counsel is necessary to make the statements therein not misleading in light of the circumstances under which they are made.

8.   Representations and Warranties of the Adviser.
     ---------------------------------------------

     The  Adviser represents and warrants to the Placement Agent that:


                                       5

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     (a)  The Adviser has been duly formed and is validly  existing as a limited liability company in good standing under the laws of the State of Delaware with all requisite power and authority, all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulating officials and bodies, and all necessary rights, licenses and permits from other parties, to conduct its business.

     (b) This Agreement has been duly authorized, executed and delivered by the Adviser and, assuming the Fund's and the Placement Agent's execution hereof, will constitute a valid and binding agreement of the Adviser.

9.   Representations and Warranties of the Placement Agent.
     -----------------------------------------------------

     The  Placement Agent represents and warrants that:

     (a) The Placement Agent has been duly formed and is validly existing as a corporation in good standing under the laws of Ohio with all requisite power and authority, all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulating officials and bodies, and all necessary rights, licenses and permits from other parties, to conduct its business.

     (b) This Agreement has been duly authorized, executed and delivered by the Placement Agent and, assuming the Fund's and the Adviser's execution hereof, will constitute a valid and binding agreement of the Placement Agent.

     (c) The Placement Agent has and will maintain all licenses and registrations necessary under applicable law and regulations (including the rules of the NASD) to provide the services required to be provided by the Placement Agent hereunder. The Placement Agent is registered with the Commission as a broker-dealer and is admitted to membership in the NASD. The Placement Agent's NASD membership agreement contemplates that the Placement Agent may act as placement agent for securities in the manner contemplated by this Agreement.

     (d) The Placement Agent has not and will not solicit any offer to buy or offer to sell Units in any manner which would be inconsistent with applicable laws and regulations or with the procedures for solicitation contemplated by the Registration Statement. The Placement Agent has not and will not solicit any offer to buy or sell Units in any jurisdiction in which it and its personnel are not duly licensed to do so. Additionally, the Placement Agent will appropriately disclose to each subscriber of Units that is a Placement Agent Customer the compensation the Placement Agent receives for its services in selling Units.

     (e) The Placement Agent shall not offer Units under any of the provisions of this Agreement and no orders for the purchase or sale of Units hereunder shall be accepted by the Fund if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act or if and so long as a current prospectus as required by Section 10(b)(2) of said Act is not on file with the Commission; provided, however, that nothing contained in this Agreement shall in any way restrict or have an application to or bearing upon the Fund's obligation to repurchase Units from a Member in accordance with any Tender Offer.

     (f) The Placement Agent will furnish each subscriber of Units that is a Placement Agent Customer a copy of the Registration Statement and the subscription documentation prior to such person's admission as a Member of the Fund.

     (g) With respect to state blue sky requirements, the Placement Agent agrees to cooperate with the Adviser as reasonably necessary for the Adviser to effectuate any required or


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


          advisable  filings.   Additionally,   the  Placement  Agent  shall  be
          responsible   for   issues   relating   to   the   licensing   of  its
          representatives and agents in such jurisdictions.

     (h) The Placement Agent has adopted suitability and other compliance policies and procedures with respect to offerings to investors subject to minimum eligibility qualifications, and will do all that is reasonable in the industry to ensure that such policies and procedures remain current with all applicable regulatory requirements and are enforced during the term of this Agreement. The Placement Agent has read and is aware of NASD IM-2310-3 relating to an NASD member's suitability obligations to institutional (and sophisticated) customers.

     (i) The Placement Agent will not externally publish or furnish any offering literature, advertising or marketing or other materials that contain any reference to the Fund or the Adviser without the prior written approval of the Fund contemplated by Section 3(c) hereof. No employee of the Placement Agent or other person acting on behalf of the Placement Agent is authorized to make any representation (oral or otherwise) concerning the Fund or the Units except those contained in the Registration Statement and other Approved Offering Material.

     (j) The Placement Agent will order Units only from the Fund. All such purchases shall be made only to cover purchase orders already received from the Placement Agent Customers or for its own bona fide investment.

     (k) The Placement Agent will not delay in placing orders received from Placement Agent Customers so as to profit itself as a result of such delay, and the Placement Agent will place orders for purchases (and repurchases if applicable) promptly upon receipt from Placement Agent Customers.

     (l) The Placement Agent has adopted policies and procedures reasonably designed to detect and prevent money laundering activities in compliance with applicable laws, regulations and regulatory interpretations. The Placement Agent undertakes that it shall (a) conduct its operations in accordance with applicable laws, regulations and regulatory interpretations; (b) provide access to its books, records and operations relating to its anti-money laundering compliance by appropriate regulatory authorities, and, if appropriate under the circumstances, by the Adviser and the Fund; (c) upon request, provide a copy of its anti-money laundering program (or a summary of its program) to the Fund; (d) certify in writing at least annually that it has implemented an anti-money laundering program in accordance with applicable rules and regulations of a federal functional regulator, as that term is defined for purposes of 31 U.S.C. ss.103.122, and that it is in compliance with all applicable anti-money-laundering laws, rules, regulations and regulatory interpretations with respect to the services provided under this Agreement; and (e) upon the request of the Adviser or the Fund provide periodic reports to the Fund concerning anti-money laundering activities and compliance exceptions, as may be agreed from time to time.

     (m) As required by applicable provisions of the Gramm-Leach-Bliley Act, any other applicable laws or regulations, and at all times in accord with the Fund's privacy policy described in its Prospectus, the Placement Agent agrees to provide appropriate protections for personal financial information of persons invested in the Fund.

     (n) The Placement Agent will (a) maintain all records required by law to be kept by it relating to transactions in Units of the Fund by or on behalf of Placement Agent Customers and compensation received by the Placement Agent in respect thereto, (b) upon request by the Fund or the Adviser in connection with a governmental, court or


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          administrative  proceeding,  investigation  or request,  promptly make such records available to such requesting party, and (c) promptly notify the Adviser if the Placement Agent experiences any difficulty in maintaining the records described in the foregoing clause in an accurate and complete manner.

10.  Compensation of Placement Agent.
     -------------------------------

     Other than as set forth below, the Placement Agent will receive no fee, payment or other remuneration from the Fund or the Adviser for its services under this Agreement.

     (a)  Placement Fee - As compensation for its services in selling Units, the
          -------------
          Placement  Agent  shall be  entitled  to retain a  placement  fee from
          Placement Agent Customers based on the amount of the sale, as agreed with the Fund from time to time and at all times in accordance with the limitations contained in the Registration Statement. All placement fees, commissions and concessions are subject to change without notice by the Fund and will comply with any changes in regulatory requirements. The Placement Agent will not combine customer orders to reach breakpoints in fees for any purposes whatsoever unless authorized by the Registration Statement.

     (b)  Trail Fee - The Adviser and/or its affiliates  shall pay the Placement
          ---------
          Agent an annual fee (the "Fee") payable monthly in arrears in an amount equal to, on an annualized basis, [0.75%] of the month end Net Asset Value of the Units of the Fund beneficially owned by Members that are Placement Agent Customers as of each applicable month. The Fee shall be paid by the Adviser or its affiliates to the Placement Agent, generally within [twenty (20) days] after conclusion of each calendar month, beginning with the first month the Placement Agent obtains a Customer. The Fee shall be paid from the Adviser's own resources.

     (c) The Placement Agent hereby agrees that either the Placement Fee, the Trial Fee, or both, may be reduced or altered if and as required by the NASD in order to maintain compliance with applicable rules of the NASD, including but not limited to NASD rule 2710.

11.  Indemnification and Contribution.
     --------------------------------

     The parties agree to indemnify each other as follows:

     (a) Each of the Fund and the Adviser agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act, against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which the Placement Agent or they may become subject in any jurisdiction, insofar as such losses, liabilities, claims, damages or expense (or actions in respect thereof) arise out of or are based upon (i) any breach by the Fund or the Adviser of any obligation, representation, warranty or covenant under this Agreement or (ii) any act or omission of the Fund or the Adviser including, but not limited to, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the subscription documentation or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that each of the Fund and the Adviser will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund or the Adviser by the Placement Agent or through the Placement Agent expressly for the use therein; and further provided that this indemnity shall not protect the Placement Agent or any other person who may otherwise be entitled to indemnity hereunder from or against any liability to which the Placement Agent or they would be subject by reason of the Placement Agent's own or their own willful misfeasance, bad faith, gross negligence or reckless disregard of the Placement Agent's or their duties hereunder. This indemnity will be in addition to any liability which the Fund may otherwise have incurred under this Agreement.

     (b) The Placement Agent agrees to indemnify and hold harmless each of the Fund and the Adviser and each person who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act against any losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which the Fund and the Adviser or they may become subject in any jurisdiction, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof)  arise  out  of or are  based  upon  (i)  any  breach  by the
          Placement Agent of any obligation, representation, warranty or covenant under this Agreement or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund or the Adviser by the Placement Agent or on the Placement Agent's behalf through the Placement Agent expressly for use therein; provided, however, that the Placement Agent will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished by the Fund or the Adviser or any other person who may otherwise be entitled to indemnity hereunder from or against any liability to which the Fund or the Adviser would be subject by reason of their own willful misfeasance, bad faith, gross negligence or reckless disregard of their duties hereunder. This indemnity will be in addition to any liability which the Placement Agent may otherwise have incurred under this Agreement.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
          (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any other liability which it may have under this Section 11 (except to the extent that it has been prejudiced in any material respect by such failure) or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, that if, in the judgment of such indemnified party, a conflict of interest exists where it is advisable for such indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ separate counsel in any such action, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under such subsections for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed separate counsel in accordance with the provision to the next preceding sentence (it being understood, however, that the indemnifying party or parties shall not be liable for the expenses of more than one such separate counsel representing the indemnified parties under subparagraph (a) of this Section 11 who are parties to such action), (ii) the indemnifying party or parties shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party or parties have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or parties; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

12.  Representations and Indemnities to Survive Delivery.
     ---------------------------------------------------

     The agreements, representations, warranties, indemnities, fees and other statements of the parties and their officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent, the Fund, the Adviser, directors, partners or officers of any of the foregoing or any person controlling any of the foregoing, and (iii) acceptance of any payment for Units hereunder. The provisions of this Section 12 shall survive the termination or cancellation of this Agreement.

13.  Effective Date and Term of Agreement.
     ------------------------------------

     This Agreement shall become effective for all purposes as of the date hereof and shall remain in effect for an initial term of two years from such date. Thereafter, this Agreement shall continue in effect from year to year, provided that each such continuance is approved by the Directors, including the vote of a majority of the Directors who are not "interested persons," as defined by the "1940 Act", of the Fund.

14.  Termination.
     -----------

     This Agreement may be terminated as follows:

     (a) Any party may terminate this Agreement without cause by written notice to the other parties on not less than sixty (60) days notice, or, if there has been a material breach of any condition, warranty, representation or other term of this Agreement by the another party, by written notice to such party at any time.

     (b) By written notice to the Fund or the Adviser, the Placement Agent may terminate this Agreement at any time if (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Fund or the Adviser, which in the Placement Agent's opinion, will make it inadvisable to proceed with the delivery of Units; (ii) there has occurred any outbreak of hostilities or other domestic or international calamity or crisis the effect of which on the financial markets is so substantial and adverse as to make it, in the Placement Agent's judgment, impracticable to market Units or enforce contracts for the sale of Units; and (iii) any order suspending the sale of Units shall have been issued by any jurisdiction in which a sale or sales of Units shall have been made, or proceedings for that purpose shall have been initiated or, to the Placement Agent's best knowledge and belief, shall be contemplated.

     (c) This Agreement shall terminate automatically in the event of its "assignment" as such term is defined by the 1940 Act and the rules thereunder.

15.  Confidentiality.
     ---------------

     (a) Each party shall keep confidential any non-public information in respect of the Members and any confidential information relating to the business of each other party. Without limiting the foregoing, the Fund, the Adviser and their respective employees, agents, officers and directors (collectively, the "Recipients") shall keep and retain in the strictest confidence, and not use for the benefit of itself, themselves or others, information pertaining to the identity of, and other non-public personal information with respect to, the Placement Agent Customers which have subscribed for Units. Without limiting the generality of the preceding undertaking, a Recipient shall not directly solicit any person it knows to be a Placement Agent Customer as a result of the Placement Agent's actions hereunder, with respect to either the purchase of an interest in any investment vehicle or entity sponsored or offered by a Recipient. Participation by a Recipient in a meeting with a Placement Agent Customer at the request of an employee of the Placement Agent or an affiliate shall not be deemed a violation of the foregoing undertaking.

     (b)  Notwithstanding  anything to the contrary in subparagraph  (a) of this
          Section 15, the Placement Agent agrees that the Fund and/or the Adviser may disclose the name (or other identifying or descriptive information contained in Fund subscription documentation, any collateral documentation thereto or otherwise) regarding any current or former Placement Agent Customer to any regulator having jurisdiction over the disclosing party, at all times solely to the extent reasonably necessary to respond to a request for information from (or filing requirement imposed by) such regulator. The Placement Agent further agrees to cooperate promptly with the Fund and/or the Adviser in connection with any such regulatory request or requirement, and the Fund and the Adviser further agree to use any such information obtained regarding a Placement Agent Customer solely in connection with such regulatory request or requirement.

16.  Services Not Exclusive.
     ----------------------

     The services to be rendered by the Placement Agent hereunder shall be provided on a non-exclusive basis. The Placement Agent shall be free throughout the term of this Agreement and after the termination hereof to provide the same or different marketing services to other funds on the same or on different terms and conditions. Nothing herein shall restrict the Placement Agent or its affiliates from creating or marketing any other product or investment vehicle.

17.  Notices.
     -------

     All communications under this Agreement shall be given in writing, sent by facsimile, followed by registered mail to the address set forth below or to such other address as such party shall have specified in writing to the other party hereto, and shall be deemed to have been delivered effective at the earlier of its receipt or within two (2) days after dispatch.


     If to the Placement Agent:

          McDonald Investments Inc.
          800 Superior Avenue
          Cleveland, Ohio  44114-2603
          Attn: Robert C. Burns

     with a copy to:

          Mr. Mark Pusey

     If to the Fund:


          CITIGROUP ALTERNATIVE INVESTMENTS
          MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
          399 Park Avenue
          7th Floor
          New York, New York 10043

          Attention:  General Counsel

     If to the Adviser:


          CITIGROUP ALTERNATIVE INVESTMENTS LLC
          399 Park Avenue
          7th Floor
          New York, New York 10043

          Attention:  General Counsel

18.  Miscellaneous.
     -------------

     (a) This Agreement may be executed in counterparts, each of which when so executed and delivered shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and no other person shall have any right or obligation hereunder.

     (b) This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof, and neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

19.  Governing Law.
     -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provisions thereof, and with the provisions of the 1940 Act. In the event of any conflict between the provisions of the laws of New York and those of the 1940 Act, the 1940 Act provisions shall control. Any action relating to this Agreement may be brought in the state or federal courts in the State of New York, and each party hereby consents to the non-exclusive jurisdiction of such courts.

20.  Limitation of Liability.
     -----------------------

     The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any Director, member of the Fund or any officers, employees or agents of the Fund, whether past, present or future, individually, but are binding only upon the assets and property of the Fund.





        [Remainder of page intentionally blank; signature page follows.]

        If the foregoing correctly sets forth our understanding with the Placement Agent, please indicate the Placement Agent's acceptance in the space provided below.

                                Very truly yours,

                                CITIGROUP ALTERNATIVE INVESTMENTS
                                MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC


                                By: /s/ Janet E. Holmes
                                   --------------------------------
                                   Name:  Janet E. Holmes
                                   Title: Managing Director
                                          Citigroup Alternative Investments Inc.
                                          399 Park Ave./7th FL.
                                          212-559-5723


                                CITIGROUP ALTERNATIVE INVESTMENTS LLC



                                By: /s/ Clifford De Souza
                                   --------------------------------
                                   Name:  Clifford De Souza
                                   Title: Senior Investment Officer
                                          Citigroup Alternative Investments Inc.
                                          399 Park Ave./7th FL.
                                          212-559-3190


Agreed to and accepted:


McDonald Investments Inc.


By:   /s/ Robert C. Burns
   -------------------------
   Name:  Robert C. Burns
   Title: SVP

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                                 399 Park Avenue
                                    7th Floor
                            New York, New York 10043

                      CITIGROUP ALTERNATIVE INVESTMENTS LLC
                                 399 Park Avenue
                                    7th Floor
                            New York, New York 10043


                                                                  March 18, 2004


SunTrust Capital Markets, Inc.


      Re:  Appointment as Placement Agent

Ladies and Gentlemen:

     Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC, a limited liability company organized under the laws of the State of Delaware (the "Fund"), and Citigroup Alternative Investments LLC, a limited liability company organized under the laws of Delaware (the "Adviser"), hereby agree with SunTrust Capital Markets, Inc. (the "Placement Agent") as follows:

1.   Fund Offering.
     -------------

     The Fund issues and sells its limited liability company interests ("Units"), designated in Series, pursuant to the Fund's registration statement as amended or supplemented from time to time, including (to the extent such Parts are separately identified) Part A (the prospectus), Part B (the statement of additional information) and Part C, as filed on Form N-2 with the Securities and Exchange Commission (the "Commission" and the "Registration Statement", respectively), and has appointed and/or expects to appoint several agents as placement agents in connection with the sale of Units.

2.   Definitions.
     -----------

     All capitalized terms used in this agreement that are not separately defined herein shall have the respective meaning set forth in the Registration Statement. For purposes of this Agreement, although materiality shall be defined by reference to applicable law, the parties acknowledge that market movements are inherent in investment activities and therefore generally will not be deemed material factors requiring supplements, updates or amendments to the Registration Statement or other Approved Offering Material (as defined below).

3.   Placement of Units.
     ------------------

     (a) Subject to the terms and conditions set forth herein, the Fund hereby appoints the Placement Agent as the Fund's non-exclusive placement agent in connection with the placement of Units. Subject to the performance in all material respects by each of the Fund and the Adviser of its obligations hereunder, and to the completeness and accuracy in all material respects of all of the representations and warranties of each of the Fund and the Adviser contained herein, the Placement Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to find qualified subscribers for Units

          ("Placement Agent Customers") and to assist the Fund in obtaining payment for Units from Placement Agent Customers.

     (b) The offers and sales of Units are to be effected pursuant to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940 (the "1940 Act"). The Placement Agent, the Fund and the Adviser have established the following procedures in connection with the offer and sale of Units and agree that no party hereto will make offers or sales under this Agreement of any Units except in compliance with such procedures:

          (i) Offers of Units will be made only to investors that the Placement Agent reasonably believes qualify as "Eligible Investors" meeting the eligibility standards set forth in the Registration Statement.

          (ii) No sale of Units to any single investor will be for less than the minimum denominations as specified in the Registration Statement, unless such requirement is waived by the Adviser (acting in its capacity as the Fund's designated administrator) in its sole discretion.

          (iii) No offer or sale of any Units shall be made in any state or jurisdiction, or to any prospective investor located in any state or jurisdiction, where such Units have not been registered or qualified for offer and sale under applicable state securities laws (unless such Units are exempt from the registration or qualification requirements of such laws).

          (iv)    No transfers  of Units will be effected  other than subject to
                  the  substantial   restrictions   thereon  set  forth  in  the
                  Registration Statement.

     (c) For purposes of the offering of Units, the Fund has furnished to the Placement Agent the Registration Statement and subscription documentation to be furnished to prospective investors. The Placement Agent is authorized to furnish to prospective investors only such information concerning the Fund and the offering as may be contained in the Registration Statement or any written supplements thereto, or any sales material, advertising or alternative subscription documentation approved in writing by the Fund or the Adviser for use in connection with the offering or sale of Units (all such materials, together with the Registration Statement, being referred to herein as the "Approved Offering Material"). Modifications of such Approved Offering Material generally will not be approved as contemplated by the previous sentence except in the case of modifications solely for the purpose of reflecting formatting or cosmetic changes or including appropriate references to the Placement Agent by name, address, insignia or similarly factual identifying characteristics).

4.   Subscription Procedures.
     -----------------------

     (a) All subscriptions for Units and payments by subscribers of subscription amounts for Units shall be made pursuant to the terms and conditions set forth in the Registration Statement and the subscription documentation. Subscriptions for Units from Placement Agent Customers shall be subject to processing by the Placement Agent and the Fund, as described in Section 5 below.

     (b) All payments received by the Placement Agent hereunder for subscriptions in the name and on behalf of the Fund shall be handled by the Placement Agent in accordance with the terms of the subscription documentation.

5.   Processing of Subscriptions and Operational Procedures.
     ------------------------------------------------------

     (a) The Placement Agent shall review each subscription document from any Placement Agent Customer to confirm that it has been completed in accordance with the instructions thereto and that each has been completed by or on behalf of an "Eligible Investor" and shall promptly forward completed subscription documents, and any other information required to determine a prospective investor's eligibility, to the Fund in care of PFPC, Inc. as the Fund's sub-administrator (or any successor entity designated by the Fund or the Adviser to serve in that capacity), which shall promptly communicate (generally within five business days) the Fund's acceptance or rejection of such documents to the Placement Agent. Prior to forwarding a Subscription Agreement, the Placement Agent will ensure that the subscriber for Units has a legitimate source of funds, that there is no reason to suspect such subscriber of money laundering activities, that the contemplated investment in the Fund by the Placement Agent Customer is suitable to that customer's specific circumstances, and that in forwarding the Subscription Agreement the Placement Agent is compliant with the programs described in both Sections 9(h) and 9(l). The
          Officers and/or the Directors of the Fund (respectively, the "Officers" and the "Directors"), acting on their own behalf or through their authorized agents, reserve the right to reject any subscription for Units in the Fund for any reason. The Placement Agent has no authority to accept subscriptions for Units. For the avoidance of doubt, the Placement Agent shall be solely responsible for matters relating to the qualification as an "Eligible Investor" of any Placement Agent Customer, for evaluating the suitability of an investment in the Fund for any Placement Agent Customer and for satisfaction of anti-money-laundering obligations relating to any Placement Agent Customer, each as contemplated by the preceding sentences of this Section 5(a).

     (b) The Placement Agent and the Fund shall follow the operational procedures for the submission of subscriptions for Units, payment therefor, the submission of repurchase requests and the payment of repurchase proceeds that are set forth in the Registration Statement and any applicable documents relating to subscriptions or Tender Offers (as defined below). The Fund or its designated agents will be responsible for, among other things, accurate primary record keeping, capital accounting, tax reporting, tax withholding and monthly reconciliation of accounts and net asset values with the Placement Agent. The Fund also will be responsible for, among other things, all reporting to regulators and to Members, which shall include, among other things, a monthly calculation of net asset value, quarterly unaudited reports to Members and audited annual reports to Members. The monthly calculation of net asset value shall be calculated as set forth in the Registration Statement, and shall be transmitted to the Placement Agent for purposes of allowing the Placement Agent to confirm to Members that are Placement Agent Customers the offering price or repurchase price, as the case may be, for Units promptly following the tenth business day after: (i) each calendar month end (or any other day on which purchases of Units are effected) or (ii) the repurchase date, as applicable. The Fund also shall retain an escrow agent as necessary.

     (c) The Placement Agent shall reasonably coordinate with the Fund and PFPC, Inc. as the Fund's sub-administrator (or any successor entity designated by the Fund or the Adviser to serve in that capacity) with regard to the Fund's periodic offers to repurchase its Units as described in the Registration Statement (each a "Tender Offer"). Such coordination may include assisting the Fund or such sub-administrator with contacting Placement Agent Customers to advise them of the terms of an such Tender Offer and assisting Placement Agent Customers with contacting the Fund or such sub-administrator regarding participation in a Tender Offer.

     (d) The Placement Agent shall ensure that appropriate custody accounts are opened and maintained for the receipt of monies from Placement Agent Customers intended for pending investments in the Fund and for the receipt of proceeds from Tender Offers pending their proper distribution to Placement Agent Customers participating in such Tender Offers.

     (e) The Fund may suspend or terminate the offering of any Series of Units at any time as to specific classes of investors, as to specific jurisdictions or otherwise. Upon notice to the Placement Agent of the terms of such suspension or termination, the Placement Agent shall suspend solicitation of subscriptions for Units in accordance with such terms until the Fund notifies the Placement Agent that such solicitation may be resumed.

6.   Representations and Warranties of the Fund.
     ------------------------------------------

     The  Fund represents and warrants to the Placement Agent that:

     (a) The Fund has been duly formed under the laws of the State of Delaware and has the power and authority to effect the offering of its Units and conduct its business as described in the Registration Statement. All necessary filings, consents and other actions necessary to qualify the offering of Units with the Commission under the Securities Act, and blue sky offices in each applicable U.S. state and to conduct the business of the Fund as described in the Registration Statement have been, or will timely be, made or taken.

     (b) Units to be or which may be issued by the Fund have been duly authorized for issuance and sale, are registered with the Commission, and a registration statement shall be effective at the time such Units are issued and delivered by the Fund conforming in all material respects to all statements relating thereto contained in the Registration Statement.

     (c)  The  issue  and  sale  of  Units  and  the  execution,   delivery  and
          performance of the Fund's obligations under the Registration Statement will not result in the violation of any applicable law.

     (d) The Fund will apply the proceeds from the sale of Units for the purposes set forth in the Registration Statement.

     (e) The Registration Statement will not contain an untrue statement of any material fact or omit to state any material fact necessary in order to make statements therein in the light of the circumstances under which they were made, not misleading.

     (f) The Fund shall not offer Units under any of the provisions of this Agreement and no orders for the purchase or sale of Units hereunder shall be accepted by the Fund if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act or if and so long as a current prospectus as required by Section 10(b)(2) of said Act is not on file with the Commission; provided, however, that nothing contained in this Agreement shall in any way restrict or have an application to or bearing upon the Fund's obligation to repurchase Units from a Member in accordance with any Tender Offer.

     (g) This Agreement has been duly authorized, executed and delivered by the Fund and, assuming the Adviser's and the Placement Agent's execution hereof, will constitute a valid and binding agreement of the Fund.

     (h) All Approved Offering Material to be given to any potential investor in connection with the offering or sale of Units will be, as of the date of each sale of Units in respect of which it is used, true, complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Fund agrees to advise the Placement Agent promptly of the occurrence of any event or other change which, in the opinion of counsel to the Fund, results in the Approved Offering Material containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading. (With regard to sales material, advertising or subscription documentation prepared by the Placement Agent and approved in writing by the Fund, such representation and warranty extends only to statements regarding the Fund, the Adviser, or other matters relating to the business of each of these and as to which any of them reasonably has, or should have, knowledge.) The Fund recognizes and confirms that the Placement Agent
          (i) will be using and relying primarily on the information in the Approved Offering Material in performing the services contemplated hereunder without having independently verified the same, (ii) does not assume responsibility for the accuracy or completeness of such information or of the Approved Offering Material and (iii) will not make any appraisal of any assets of the Fund.

7.   Covenants of the Fund.
     ---------------------

     The  Fund covenants and agrees with the Placement Agent as follows:

     (a) The Placement Agent and the Placement Agent's counsel shall be furnished with such documents and opinions as the Placement Agent and they may reasonably require, from time to time, for the purpose of enabling the Placement Agent or them to pass upon the issuance and sale of Units as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Fund and in connection with the issuance and sale of Units as herein contemplated shall be satisfactory in form and substance to the Placement Agent and the Placement Agent's counsel.

     (b) If, at any time after the commencement of an offering of Units and prior to its termination, an event occurs which in the opinion of counsel to the Fund materially affects the Fund and which should be set forth in an amendment or supplement to the Registration Statement in order to make the statements therein not misleading in light of the circumstances under which they are made, the Fund will notify the Placement Agent as promptly as practicable of the occurrence of such event and promptly prepare and furnish to the Placement Agent copies of an amendment or supplement to the Registration Statement, in such reasonable quantities as the Placement Agent may request in order that the Registration Statement will not contain any untrue statement of any material fact or omit to state a material fact which in the opinion of such counsel is necessary to make the statements therein not misleading in light of the circumstances under which they are made.

8.   Representations and Warranties of the Adviser.
     ---------------------------------------------

     The  Adviser represents and warrants to the Placement Agent that:

     (a) The Adviser has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with all requisite power and authority, all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulating officials and bodies, and all necessary rights, licenses and permits from other parties, to conduct its business.

     (b) This Agreement has been duly authorized, executed and delivered by the Adviser and, assuming the Fund's and the Placement Agent's execution hereof, will constitute a valid and binding agreement of the Adviser.

9.   Representations and Warranties of the Placement Agent.
     -----------------------------------------------------

     The  Placement Agent represents and warrants that:

     (a) The Placement Agent has been duly formed and is validly existing as a corporation in good standing under the laws of the state of Tennessee with all requisite power and authority, all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulating officials and bodies, and all necessary rights, licenses and permits from other parties, to conduct its business.

     (b) This Agreement has been duly authorized, executed and delivered by the Placement Agent and, assuming the Fund's and the Adviser's execution hereof, will constitute a valid and binding agreement of the Placement Agent.

     (c) The Placement Agent has and will maintain all licenses and registrations necessary under applicable law and regulations (including the rules of the NASD) to provide the services required to be provided by the Placement Agent hereunder.

     (d) The Placement Agent has not and will not solicit any offer to buy or offer to sell Units in any manner which would be inconsistent with applicable laws and regulations or with the procedures for solicitation contemplated by the Registration Statement. Additionally, the Placement Agent will appropriately disclose to each subscriber of Units that is a Placement Agent Customer the compensation the Placement Agent receives for its services in selling Units.

     (e) The Placement Agent shall not offer Units under any of the provisions of this Agreement and no orders for the purchase or sale of Units hereunder shall be accepted by the Fund if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act or if and so long as a current prospectus as required by Section 10(b)(2) of said Act is not on file with the Commission; provided, however, that nothing contained in this Agreement shall in any way restrict or have an application to or bearing upon the Fund's obligation to repurchase Units from a Member in accordance with any Tender Offer.

     (f) The Placement Agent will furnish each subscriber of Units that is a Placement Agent Customer a copy of the Registration Statement and the subscription documentation prior to such person's admission as a Member of the Fund.

     (g) With respect to state blue sky requirements, the Placement Agent agrees to cooperate with the Adviser as reasonably necessary for the Adviser to effectuate any filings. Additionally, the Placement Agent shall be responsible for issues relating to the licensing of its representatives and agents in such jurisdictions.

     (h) The Placement Agent has adopted suitability and other compliance policies and procedures with respect to offerings to investors subject to minimum eligibility qualifications, and will do all that is reasonable in the industry to ensure that such policies and procedures remain current with all applicable regulatory requirements and are enforced during the term of this Agreement.

     (i) The Placement Agent will not externally publish or furnish any offering literature, advertising or marketing materials that contain any reference to the Fund or the Adviser without the prior written approval of the Fund contemplated by Section 3(c) hereof. No employee of the Placement Agent or other person acting on behalf of the Placement Agent is authorized to make any representation (oral or otherwise) concerning the Fund or the Units except those contained in the Registration Statement and other Approved Offering Material.

     (j) The Placement Agent will order Units only from the Fund. All such purchases shall be made only to cover purchase orders already received from the Placement Agent Customers or for its own bona fide investment.

     (k) The Placement Agent will not delay in placing orders received from Placement Agent Customers so as to profit itself as a result of such delay, and the Placement Agent will place orders for purchases (and repurchases if applicable) promptly upon receipt from Placement Agent Customers.

     (l) The Placement Agent has adopted policies and procedures reasonably designed to detect and prevent money laundering activities in compliance with applicable laws, regulations and regulatory interpretations. The Placement Agent undertakes that it shall (a) conduct its operations in accordance with applicable laws, regulations and regulatory interpretations; (b) provide access to its books, records and operations relating to its anti-money laundering compliance by appropriate regulatory authorities, the Fund; (c) upon request, provide a copy of its anti-money laundering program (or a summary of its program) to the Fund; (d) certify in writing at least annually that it is in compliance with applicable
          anti-money-laundering   laws,   rules,   regulations   and  regulatory
          interpretations with respect to the services provided under this Agreement; and (e) provide periodic reports to the Fund concerning anti-money laundering activities and compliance exceptions, as may be agreed from time to time.

     (m) As required by applicable provisions of the Gramm-Leach-Bliley Act, any other applicable laws or regulations, and at all times in accord with the Fund's privacy policy described in its Prospectus, the Placement Agent agrees to provide appropriate protections for personal financial information of persons invested in the Fund.

     (n) The Placement Agent will (a) maintain all records required by law to be kept by it relating to transactions in Units of the Fund by or on behalf of Placement Agent Customers and compensation received by the Placement Agent in respect thereto, (b) upon request by the Fund or the Adviser in connection with a governmental, court or administrative proceeding, investigation or request, promptly make such records available to such requesting party, and (c) promptly notify the Adviser if the Placement Agent experiences any difficulty in maintaining the records described in the foregoing clause in an accurate and complete manner.

10.  Compensation of Placement Agent.
     -------------------------------

     Other than as set forth below, the Placement Agent will receive no fee, payment or other remuneration from the Fund or the Adviser for its services under this Agreement.

     (a)  Placement Fee - As compensation for its services in selling Units, the
          -------------
          Placement  Agent  shall be  entitled  to retain a  placement  fee from
          Placement Agent Customers based on the amount of the sale, as agreed with the Fund from time to time and at all times in accordance with the limitations contained in the Registration Statement. All placement fees, commissions and concessions are subject to change without notice by the Fund and will comply with any changes in regulatory requirements. The Placement Agent will not combine customer orders to reach breakpoints in fees for any purposes whatsoever unless authorized by the Registration Statement.

     (b)  Trail Fee - The Adviser and/or its affiliates  shall pay the Placement
          ---------
          Agent an annual fee (the "Fee") payable monthly in arrears in an amount equal to, on an annualized basis, 0.80% of the month end Net Asset Value of the Units of the Fund beneficially owned by Members that are Placement Agent Customers as of each applicable month. The Fee shall be paid by the Adviser or its affiliates to the Placement Agent, generally within twenty (20) days after conclusion of each calendar month, beginning with the first month the Placement Agent obtains a Customer. The Fee shall be paid from the Adviser's own resources.

11.  Indemnification and Contribution.
     --------------------------------

     The parties agree to indemnify each other as follows:

     (a) Each of the Fund and the Adviser agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act, against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which the Placement Agent or they may become subject in any jurisdiction, insofar as such losses, liabilities, claims, damages or expense (or actions in respect thereof) arise out of or are based upon any act or omission of the Fund or the Adviser including, but not limited to, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the subscription documentation or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that each of the Fund and the Adviser will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund or the Adviser by the Placement Agent or through the Placement Agent expressly for the use therein; and further provided that this indemnity shall not protect the Placement Agent or any other person who may otherwise be entitled to indemnity hereunder from or against any liability to which the Placement Agent or they would be subject by reason of the Placement Agent's own or their own willful misfeasance, bad faith, gross negligence or reckless disregard of the Placement Agent's or their duties hereunder. This indemnity will be in addition to any liability which the Fund may otherwise have incurred under this Agreement.

     (b) The Placement Agent agrees to indemnify and hold harmless each of the Fund and the Adviser and each person who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act against any losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which the Fund and the Adviser or they may become subject in any jurisdiction, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof)  arise  out  of or are  based  upon  (i)  any  breach  by the
          Placement Agent of any obligation, representation, warranty or covenant under this Agreement or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund or the Adviser by the Placement Agent or on the Placement Agent's behalf through the Placement Agent expressly for use therein; provided, however, that the Placement Agent will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished by the Fund or the Adviser or any other person who may otherwise be entitled to indemnity hereunder from or against any liability to which the Fund or the Adviser would be subject by reason of their own willful misfeasance, bad faith, gross negligence or reckless disregard of their duties hereunder. This indemnity will be in addition to any liability which the Placement Agent may otherwise have incurred under this Agreement.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
          (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any other liability which it may have under this Section 11 (except to the extent that it has been prejudiced in any material respect by such failure) or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, that if, in the judgment of such indemnified party, a conflict of interest exists where it is advisable for such indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ separate counsel in any such action, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under such subsections for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed separate counsel in accordance with the provision to the next preceding sentence (it being understood, however, that the indemnifying party or parties shall not be liable for the expenses of more than one such separate counsel representing the indemnified parties under subparagraph (a) of this Section 11 who are parties to such action), (ii) the indemnifying party or parties shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party or parties have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or parties; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

12.  Representations and Indemnities to Survive Delivery.
     ---------------------------------------------------

     The agreements, representations, warranties, indemnities, fees and other statements of the parties and their officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent, the Fund, the Adviser, directors, partners or officers of any of the foregoing or any person controlling any of the foregoing, and (iii) acceptance of any payment for Units hereunder. The provisions of this Section 12 shall survive the termination or cancellation of this Agreement.

13.  Effective Date and Term of Agreement.
     ------------------------------------

     This Agreement shall become effective for all purposes as of the date hereof and shall remain in effect for an initial term of two years from such date. Thereafter, this Agreement shall continue in effect from year to year, provided that each such continuance is approved by the Directors, including the vote of a majority of the Directors who are not "interested persons," as defined by the "1940 Act", of the Fund.

14.  Termination.
     -----------

     This Agreement may be terminated as follows:

     (a) Any party may terminate this Agreement without cause by written notice to the other parties on not less than sixty (60) days notice, or, if there has been a material breach of any condition, warranty, representation or other term of this Agreement by the another party, by written notice to such party at any time.

     (b) By written notice to the Fund or the Adviser, the Placement Agent may terminate this Agreement at any time if (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Fund or the Adviser, which in the Placement Agent's opinion, will make it inadvisable to proceed with the delivery of Units; (ii) there has occurred any outbreak of hostilities or other domestic or international calamity or crisis the effect of which on the financial markets is so substantial and adverse as to make it, in the Placement Agent's judgment, impracticable to market Units or enforce contracts for the sale of Units; and (iii) any order suspending the sale of Units shall have been issued by any jurisdiction in which a sale or sales of Units shall have been made, or proceedings for that purpose shall have been initiated or, to the Placement Agent's best knowledge and belief, shall be contemplated.

     (c) This Agreement shall terminate automatically in the event of its "assignment" as such term is defined by the 1940 Act and the rules thereunder.

15.  Confidentiality.
     ---------------

     (a) Each party shall keep confidential any non-public information in respect of the Members and any confidential information relating to the business of each other party. Without limiting the foregoing, the Fund, the Adviser and their respective employees, agents, officers and directors (collectively, the "Recipients") shall keep and retain in the strictest confidence, and not use for the benefit of itself, themselves or others, information pertaining to the identity of, and other non-public personal information with respect to, the Placement Agent Customers which have subscribed for Units. Without limiting the generality of the preceding undertaking, a Recipient shall not directly solicit any person it knows to be a Placement Agent Customer as a result of the Placement Agent's actions hereunder, with respect to either the purchase of an interest in any investment vehicle or entity sponsored or offered by a Recipient. Participation by a Recipient in a meeting with a Placement Agent Customer at the request of an employee of the Placement Agent or an affiliate shall not be deemed a violation of the foregoing undertaking.

     (b)  Notwithstanding  anything to the contrary in subparagraph  (a) of this
          Section 15, the Placement Agent agrees that the Fund and/or the Adviser may disclose the name (or other identifying or descriptive information contained in Fund subscription documentation, any collateral documentation thereto or otherwise) regarding any current or former Placement Agent Customer to any regulator having jurisdiction over the disclosing party, at all times solely to the extent reasonably necessary to respond to a request for information from (or filing requirement imposed by) such regulator. The Placement Agent further agrees to cooperate promptly with the Fund and/or the Adviser in connection with any such regulatory request or requirement, and the Fund and the Adviser further agree to use any such information obtained regarding a Placement Agent Customer solely in connection with such regulatory request or requirement.

16.  Services Not Exclusive.
     ----------------------

     The services to be rendered by the Placement Agent hereunder shall be provided on a non-exclusive basis. The Placement Agent shall be free throughout the term of this Agreement and after the termination hereof to provide the same or different marketing services to other funds on the same or on different terms and conditions. Nothing herein shall restrict the Placement Agent or its affiliates from creating or marketing any other product or investment vehicle.


17.  Notices.
     -------

     All communications under this Agreement shall be given in writing, sent by facsimile, followed by registered mail to the address set forth below or to such other address as such party shall have specified in writing to the other party hereto, and shall be deemed to have been delivered effective at the earlier of its receipt or within two (2) days after dispatch.


     If to the Placement Agent:

          SunTrust Capital Markets, Inc.

     with a copy to:

          Alexander Key Investments
          3333 Peachtree Road, NE, Suite 910
          Atlanta, Georgia 30326
          Attention:  William O'Rielly

     If to the Fund:

          CITIGROUP ALTERNATIVE INVESTMENTS
          MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
          399 Park Avenue
          7th Floor
          New York, New York 10043

          Attention:  General Counsel

     If to the Adviser:

          CITIGROUP ALTERNATIVE INVESTMENTS LLC
          399 Park Avenue
          7th Floor
          New York, New York 10043

          Attention:  General Counsel

18.  Miscellaneous.
     -------------

     (a) This Agreement may be executed in counterparts, each of which when so executed and delivered shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and no other person shall have any right or obligation hereunder.

     (b) This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof, and neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

19.  Governing Law.
     -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provisions thereof, and with the provisions of the 1940 Act. In the event of any conflict between the provisions of the laws of New York and those of the 1940 Act, the 1940 Act provisions shall control. Any action relating to this Agreement may be brought in the state or federal courts in the City of New York, and each party hereby consents to the non-exclusive jurisdiction of such courts.

20.  Limitation of Liability.
     -----------------------

     The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any Director, member of the Fund or any officers, employees or agents of the Fund, whether past, present or future, individually, but are binding only upon the assets and property of the Fund.





        [Remainder of page intentionally blank; signature page follows.]

        If the foregoing correctly sets forth our understanding with the Placement Agent, please indicate the Placement Agent's acceptance in the space provided below.

                                Very truly yours,

                                CITIGROUP ALTERNATIVE INVESTMENTS
                                MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC


                                By: /s/ Janet E. Holmes
                                   --------------------------------
                                   Name:  Janet E. Holmes
                                   Title: Managing Director
                                          Citigroup Alternative Investments Inc.
                                          399 Park Ave./7th FL.
                                          212-559-5723


                                CITIGROUP ALTERNATIVE INVESTMENTS LLC



                                By: /s/ Clifford De Souza
                                   --------------------------------
                                   Name:  Clifford De Souza
                                   Title: Senior Investment Officer
                                          Citigroup Alternative Investments Inc.
                                          399 Park Ave./7th FL.
                                          212-559-3190


Agreed to and accepted:


SunTrust Capital Markets, Inc.


By:   /s/ John Rhett
   -------------------------
   Name:  John Rhett
   Title: Managing Director

                              AMENDED AND RESTATED
                           PLACEMENT AGENCY AGREEMENT

                        CITIGROUP ALTERNATIVE INVESTMENTS
                        ---------------------------------
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                     ---------------------------------------


     This Amended and Restated Placement Agency Agreement (the "Agreement") dated and effective as of April 1, 2005, by and among Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Fund"), a Delaware limited liability company operating (or intending to operate) as a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Smith Barney division of Citigroup Global Markets Inc. (the "Placement Agent"), a New York corporation operating as a broker-dealer and registered as such with the Securities and Exchange Commission ("SEC") and National Association of Securities Dealers, Inc. ("NASD"), and, solely for the purposes of Sections 1(a) and 5(h), Citigroup Alternative Investments LLC.

WHEREAS

     (A) The Fund issues units of limited liability company interests ("Units"), designated in Series, pursuant to the Fund's registration statement as amended or supplemented from time to time, including, to the extent such separate Parts are used, Part A (the prospectus), Part B (the statement of additional information) and Part C as filed on Form N-2 with the Securities and Exchange Commission (the "Commission" and the "Registration Statement", respectively).

     (B) The Fund has appointed the Placement Agent as placement agent with respect to the Units, and the Placement Agent has accepted such appointment, in each case by execution of a Placement Agreement dated as of December 1, 2002 (the "Original Agreement").

     (C) The Fund and the Placement Agent now desire to amend and restate that Original Agreement as set forth herein.

NOW IT IS AGREED AS FOLLOWS:

1.   Placement of Units
     ------------------

     (a) Subject to the terms and conditions set forth herein, the Fund appoints the Placement Agent as its non-exclusive placement agent in connection with the placement of Units, and the Placement Agent hereby accepts such appointment and agrees to use its reasonable best efforts to offer and sell Units to investors whom the Placement Agent reasonably believes meet the eligibility requirements set forth in the Registration Statement and to use all reasonable efforts to assist the Fund in obtaining performance by each investor who submits a Subscription Agreement (as defined below). Unless otherwise agreed by the parties, Citigroup Alternative Investments LLC, its investment adviser and administrator (the "Investment Adviser" or the "Administrator") shall be responsible for reviewing each Subscription Agreement to confirm that it has been completed in accordance with the instructions thereto. The Fund and/or the Administrator, in its or their sole discretion, may return to the Placement
Agent any Subscription Agreement that is not completed to its or their satisfaction and shall be under no obligation to accept any Subscription Agreement. The Placement Agent is not obligated to sell any specific number of Units or to purchase any Units for its own account. The Fund shall be entitled to appoint additional placement agents.

     (b) In offering subscriptions for Units, the Placement Agent shall act solely as the agent of the Fund and not as principal.


     (c) For purposes of the offering of Units, the Fund has furnished to the Placement Agent copies of the Registration Statement and subscription documentation (the "Subscription Agreement"). Additional copies of such documents will be furnished to the Placement Agent at no cost to the Placement Agent in such numbers as reasonably requested. The Placement Agent is authorized to furnish to prospective subscribers for Units only such information concerning the Fund and the offering as may be contained in the Registration Statement, the Fund's formation documents, or any other documents, including sales material, if approved by the Fund (collectively with the Registration Statement, formation documents and Subscription Agreement, the Fund's "Offering Documents").

     (d) The Placement Agent acknowledges that Units will be offered and sold only as set forth in the Registration Statement and the Fund's formation documents, including, without limitation, with respect to the commencement of the offering, pricing of Units, handling of investor funds, subscription dates and investor eligibility and accreditation standards.

     (e) The Fund may suspend or terminate the offering of any Series of Units at any time as to specific classes of investors, as to specific jurisdictions or otherwise. Upon notice to the Placement Agent of the terms of such suspension or termination, the Placement Agent shall suspend solicitation of subscriptions for Units in accordance with such terms until the Fund notifies the Placement Agent that such solicitation may be resumed.

     (f) The Fund will furnish the Placement Agent with such documents as it may reasonably require, from time to time, for the purpose of enabling it to pass upon the issuance and sale of Units as contemplated in this Agreement and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions contained in this Agreement; and all proceedings taken by the Fund and in connection with the issuance and sale of Units as contemplated in this Agreement will be satisfactory in form and substance to the Placement Agent.

     (g) The Fund (or the Administrator on its behalf) will promptly notify the Placement Agent in the event the effectiveness of the Registration Statement then in effect or any necessary amendments thereto should be (or, to their reasonable knowledge, is to be) suspended under any of the provisions of the
Securities Act or if a current prospectus as required by Section 10(b)(2) of said Act is not on file with the Commission. Promptly upon receipt of such notice (and until advised otherwise in writing by the Fund or the Administrator), the Placement Agent will not offer Units under any of the provisions of this Agreement and no orders for the purchase or sale of Units hereunder will be accepted by the Fund; provided, however, that nothing contained in this Agreement will in any way restrict or have an application to or bearing upon the Fund's obligation to repurchase Units from a Member in accordance with the provisions of the Fund's prospectus or limited liability company agreement.

2.   Handling of Orders
     ------------------

     (a)     For  purposes  of  this   Agreement,   purchasers  of  Units  whose
subscriptions were solicited by the Placement Agent and accepted by the Fund are referred to herein as the "Placement Agent's Subscribers."

     (b) All properly presented and accepted subscriptions for the purchase of Units shall be executed at the offering price per Unit described in the Registration Statement.

     (c) The procedures relating to soliciting and the handling subscriptions for Units will be subject to the terms of the Registration Statement and the Operating Procedures set forth in Appendix A hereto.

     (d) Payments for Units shall be made as specified in the Registration Statement and Subscription Agreement.

     (e) The Placement Agent will not at any time be responsible for performing recordkeeping or accounting services with respect to the Fund. The Fund shall promptly inform the Placement Agent of the Fund's Net Assets and Net Asset Value per Unit (and/or in certain instances estimated Net Asset Values) as soon as reasonably practicable following their calculation. The Placement Agent is authorized to communicate such calculations to each of the Placement Agent's Subscribers. In the event that estimated Net Asset Values are provided in lieu of Net Asset Values, the Placement Agent shall make appropriate disclosures to the Placement Agent's Subscribers.

3.   Fees and Expenses
     -----------------

     (a) The Placement Agent is entitled to charge a placement fee to each investor on the purchase price of its Units of up to 3.0% as specified in the Registration Statement upon acceptance of the investor's subscription for Units by the Administrator; provided that the Placement Agent shall have the authority to waive or reduce the placement fee in particular cases, at its sole discretion, in consultation with the Administrator and as generally described in the Registration Statement.

     (b) Except as may otherwise be agreed to by the Fund, the Placement Agent shall be responsible for the payment of all costs and expenses incurred by it in connection with the performance of its obligations under this Agreement (other than those costs associated with preparing and updating the Registration Statement and with reviewing the qualifications of prospective investors, which costs will be borne by the Fund).

4.   Additional Representations, Warranties and Covenants of the Fund
     ----------------------------------------------------------------

     The Fund hereby represents, warrants and covenants to the Placement Agent that:

     (a) The Fund has been duly formed under the laws of the State of Delaware and has the power and authority to effect the offering of its Units and conduct its business as described in the Registration Statement. All necessary filings, consents and other actions necessary to qualify the offering of Units with the Commission under the Securities Act of 1933, as amended (the "1933 Act"), and blue sky offices in each applicable U.S. state and to conduct the business of the Fund as described in the Registration Statement have been, or will timely be, made or taken.

     (b) The Fund engages in business as a closed-end, non-diversified management investment company and is registered as such under the 1940 Act.

     (c) With respect to Units, the Registration Statement and any amendments thereto filed by the Fund with the Commission under the 1933 Act have been carefully prepared in conformity with the requirements of said Act and rules and regulations of the Commission thereunder.

     (d) The sale of Units and the execution, delivery and performance of this Agreement, and the Fund's conduct of business as described in the Registration Statement will not result in the violation of any applicable law.

     (e) The Fund will use the proceeds from the sale of Units for the purposes set forth in the Registration Statement.

     (f) Units to be or which may be issued by the Fund have been duly authorized for issuance and sale, are registered with the Commission pursuant to a Registration Statement to be effective at the time such Units are issued and delivered by the Fund, and will conform in all material respects to all statements relating thereto contained in such Registration Statement.

     (g) The Registration Statement and any selling materials prepared or approved by the Fund do not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time after the commencement of the offering of Units and prior to the termination of such offering, an event occurs that in the opinion of counsel to the Fund materially affects the Fund and that should be set forth in an amendment or supplement to the Registration Statement in order to make the statements in the Registration Statement not misleading in light of the circumstances under which they are made, the Fund will notify the Placement Agent as promptly as practicable of the occurrence of such event and prepare and furnish to the Placement Agent copies of an amendment or supplement to the Registration Statement, in such reasonable quantities as it may request, in order that the Registration Statement will not contain any untrue statement of any material fact or omit to state a material fact that in the opinion of such counsel is necessary to make the statements in the Registration Statement not misleading in light of the circumstances under which they are made.

     (h) The Fund will not offer Units under any of the provisions of this Agreement and no orders for the purchase or sale of Units hereunder will be accepted by the Fund if and so long as the effectiveness of the Registration Statement then in effect or any necessary amendments thereto should be suspended under any of the provisions of the Securities Act or if and so long as a current prospectus as required by Section 10(b)(2) of said Act is not on file with the Commission; provided, however, that nothing contained in this Agreement will in any way restrict or have an application to or bearing upon the Fund's obligation to repurchase Units from a Member in accordance with the provisions of the Fund's prospectus or limited liability company agreement.

     (i) This Agreement has been duly authorized, executed and delivered by the Fund and, upon execution by the Placement Agent, will constitute a valid and binding agreement of the Fund.

     (j) Upon the Placement Agent's request, the Fund will make available to the Placement Agent any information pertaining to the Fund reasonably requested by any prospective investor.


     The foregoing covenants and representations shall be true and correct as of the date hereof and for so long as the Agreement remains in effect and the Placement Agent's Subscribers are invested in the Fund.

5.   Additional  Representations,  Warranties  and  Covenants  of the  Placement
     ---------------------------------------------------------------------------
     Agent.
     -----

     The Placement Agent hereby represents and warrants to the Fund as follows:

     (a) The Placement Agent will comply with all applicable laws and regulations in connection with its activities as placement agent.

     (b) The Placement Agent has full power and authority to enter into, and to perform its obligations under, this Agreement.

     (c) The execution of this Agreement by the Placement Agent has been validly authorized.

     (d) In selling Units, the Placement Agent will solicit offers to buy Units only in compliance with the procedures described in the Registration Statement and in accordance with this Agreement. Neither the Placement Agent nor any other persons authorized by the Placement Agent will give any information or make any representations, other than those contained in the Registration Statement and any other Offering Documents specifically approved by the Fund.

     (e) The Placement Agent will distribute to each person to whom the Placement Agent has furnished a copy of the Registration Statement and/or other applicable written offering document any amendment or supplement thereto provided to the Placement Agent by the Fund as may be applicable to such person.

     (f) The Placement Agent acknowledges that transfers of Units (and their repurchase by the Fund) are restricted as described in the Registration Statement.

     (g) The Placement Agent represents that it has an anti-money laundering program ("AML program") in place reasonably designed to comply with Section 352 of the USA Patriot Act, NASD Rule 3011, and NYSE Rule 445. The Placement Agent's AML program includes: (i) Anti-Money Laundering/"Know Your Customer" policies and procedures (ii) the designation of an Anti-Money Laundering Compliance Officer; (iii) recording-keeping and reporting practices in accordance with applicable law; (iv) reporting of suspicious activity to government authorities in accordance with applicable law; (v) anti-money laundering training; and (vi) independent testing for compliance. The Placement Agent will provide such periodic reports or certifications to the Fund regarding this AML program as the Fund may reasonably request. By forwarding a Subscription Agreement to the Fund and/or the Administrator for acceptance, the Placement Agent will represent that it has used its reasonable efforts in applying this AML program to determine that the subscriber for Units has a legitimate source of funds and that there is no reason to suspect such subscriber of money laundering activities.

     (h) Upon its receipt of a Subscriber's Subscription Agreement, the Administrator shall review the Subscription Agreement to determine whether the account number for such Subscriber's brokerage account at the Placement Agent ("Smith Barney Account") as set forth in its Subscription Agreement is reflected in the Placement

Agent's account system or such Subscription Agreement references a Smith Barney Account. If a Subscriber's Subscription Agreement either fails to reference a Smith Barney Account or references a Smith Barney Account that is not reflected in this Smith Barney account system, then the Administrator shall so notify the Placement Agent and either the Placement Agent shall establish an account for such Subscriber (and provide the Administrator with evidence of such account) as soon as practicable or the Administrator shall reject such Subscriber's subscription or cause such Subscriber to be redeemed from the Fund. The Placement Agent represents that any Smith Barney Account established by a Subscriber, either prior to the Administrator's initial receipt of a Subscription Agreement or after its receipt pursuant to the preceding sentence, shall have been properly established in accordance with the Placement Agent's then existing policies and procedures.

     (i) The Placement Agent maintains all licenses and registrations necessary under applicable law and regulations (including the rules of the NASD) to provide the services required to be provided by the Placement Agent under this Agreement.

     The representations and warranties set forth in this section are continuing during the term of this Placement Agreement and for so long as the Placement Agent's Subscribers are invested in the Fund. The Placement Agent agrees to notify the Fund, in writing, if, during that time, any of the representations or warranties made by Placement Agent in this section become inaccurate or untrue, and of the facts relating thereto.

6.   Liability; Indemnification
     --------------------------

     (a) The Fund agrees to indemnify, defend and hold the Placement Agent and its affiliates and their respective officers, directors, employees, agents, representatives and any person who controls the Placement Agent within the meaning of Section 15 of the 1933 Act free and harmless from and against any and all claims, demands, liabilities and reasonable expenses (including the cost of investigation or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Placement Agent and its affiliates and their respective officers, directors, employees, agents and/or any such controlling person may incur arising out of or based upon
(i) any untrue statement of a material fact or omission to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading contained in the Registration Statement or other Offering Documents (except to the extent such untrue statement or omission was made in reliance on and in conformity with information provided in writing to the Fund by the Placement Agent for inclusion in the Registration Statement or other Offering Documents); (ii) any material breach by the Fund of any provision of this Agreement including any representation, warranty, covenant or agreement set forth herein; (iii) any material violation of any applicable law by the Fund or its officers, directors, employee, agents (other than the Placement Agent), or representatives; (iv) any actions of the Fund and its officers, directors, employees and agents relating to the sale of Units, including but not limited to any statements or representations, written or oral, concerning the Fund that such a party makes to the Placement Agent and its agents and representatives;
(v) the actions of the Fund and its employees and agents relating to the Fund's processing of Subscription Agreements and the servicing of customer accounts; or
(vi) any act or omission made in respect of its function as Placement Agent; provided, however, that, in no event shall anything contained herein be so construed as to protect the Placement Agent against any liability to which the Placement Agent would otherwise be subject by reason of its gross negligence, willful misfeasance or bad faith or reckless disregard of its obligations and duties under this Agreement, or violation of any applicable law by the Placement Agent in connection with the distribution of Units. The Fund's agreement to indemnify the Placement Agent, and other indemnitees as aforesaid is expressly conditional upon the Fund being promptly notified of any action brought against the Placement Agent, such notification to be given by letter or facsimile addressed to the Fund at the address set forth in this Agreement or other address communicated to the Placement Agent in writing (but only to the extent that the Fund is prejudiced by the failure to give prompt notice), and further conditional upon the Placement Agent reasonably cooperating with the Fund with respect to any claim or demand for which the Placement Agent seeks indemnity and promptly defending such claims if the Fund reasonably requests. In addition, any determination by the Fund under this Section 6(a) will be made in accordance with Section 17 of the 1940 Act. The Fund agrees to promptly notify the Placement Agent of the commencement of any litigation proceeding against the Fund or any of its officers or directors in connection with the issue and sale of any Units.

     (b) The Placement Agent agrees to indemnify, defend and hold the Fund and each controlling person free and harmless from and against any and all claims, demands, liabilities and reasonable expenses (including the cost of investigating or defending against such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which such party may incur, but only to the extent that such liability or expense incurred by such party resulting from such claims or demands shall arise out of or be based upon the Placement Agent's gross negligence, willful misfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement or violation by the Placement Agent of any applicable law in connection with the distribution of Units. The Placement Agent's agreement to indemnify such party as aforesaid is expressly conditional upon the Placement Agent being promptly notified of any action brought against such party, such notification to be given by letter or facsimile addressed to the Placement Agent at its address set forth herein or other address communicated to the Fund in writing (but only to the extent that the Placement Agent is prejudiced by the failure to give prompt notice), and further conditional upon such party reasonably cooperating with the Placement Agent with respect to any claim or demand for which any of such party seeks indemnity and promptly defending such claims if the Placement Agent reasonably requests.

     (c) If recovery is not available under the foregoing indemnification provisions of this Section 6 for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution toward the amount paid or payable by such indemnified party as a result of the liabilities, claims, costs (including attorneys fees and expenses) damages and expenses referred to in Subsection (a) or (b) above. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Units, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any untrue statement or omission, and any other equitable considerations appropriate under the circumstance.

     (d) Promptly after receipt by either party of notice of any claim or the commencement of any action or proceedings with respect to which such party may be entitled to be indemnified hereunder, the party claiming a right to indemnification (the "Indemnified Party") will notify the other party (the "Indemnifying Party") in writing of such claim or the commencement of such action or proceedings, and the Indemnifying Party will assume the defense of such action or proceeding and will employ counsel satisfactory to the Indemnified Party and will pay the fees and expenses of such counsel as incurred. Notwithstanding the preceding sentence, the Indemnified Party will be entitled to employ counsel separate from the Indemnifying Party's counsel and from any other party in such action if the Indemnified Party determines that a conflict of interest exists which makes counsel chosen by the Indemnifying Party not advisable or if the Indemnified Party reasonably determines that the Indemnifying Party's assumption of the defense does not adequately represent the Indemnified Party's interest. In such event the Indemnifying Party will pay the fees and disbursements of such separate counsel, but in no event shall the Indemnifying Party be liable for the fees and expenses of more than one counsel (in addition to local counsel) for the Indemnified Party in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     (e) The Indemnifying Party agrees that it will not, without the prior written consent of the Indemnified Party, settle any pending or threatened claim or proceeding related to or arising out of such engagement or transactions or conduct in connection therewith (whether or not the Indemnified Party is a party to such claim or proceeding) unless such settlement includes a provision unconditionally releasing the Indemnified Party from and holding the Indemnified Party harmless against all liability in respect of claims by any releasing party related to or arising out of such engagement or any transaction or conduct in connection therewith. The Indemnifying Party will also promptly reimburse the Indemnified Party for all reasonable expenses (including counsel fees) as they are incurred by the Indemnified Party in connection with investigating, preparing or defending, or providing evidence in, any pending or threatened claim or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is a party to such claim or proceeding) or in enforcing this Agreement.

     (f) The provisions of this Section 6 shall survive termination of this Agreement.

7.   Term and Termination
     --------------------

     (a) The Original Agreement became effective for all purposes as of November 1, 2002 and, as amended and restated hereby, remains in effect for an initial term of two years from such date, unless terminated in accordance with the terms of this Agreement. Thereafter, this Agreement will continue in effect from year to year, provided that each such continuance is approved by the Fund's Board of Directors, including the vote of a majority of the Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act.

     (b)    Either party may terminate this Agreement  without cause, upon sixty
(60) days' prior written notice to the other party, or, if there has been a material breach of any condition, warranty, representation or other term of this Agreement by one party, by written notice to such breaching party at any time; provided however, that if this Agreement is terminated as to a specific Series of Units, this Agreement shall only be deemed terminated with respect to that Series. This Agreement shall terminate automatically in the event of its "assignment" within the meaning of the 1940 Act.

8.   Notices
     -------

     Any notices under this Agreement shall be given in writing, sent by hand, overnight courier, telecopier or certified or registered mail to the address set forth below or to such other address as shall have been specified in writing to the other party hereto, and shall be deemed to have been delivered effective at the earlier of its receipt or within two (2) days after dispatch.

If to a the Fund:

     Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC
     399 Park Avenue, 7th Floor
     New York, NY  10043
     Facsimile:  (212) 816-0720
     Attention:  David Biase

     With a copy to:

     Citigroup Alternative Investments LLC
     399 Park Avenue, 7th Floor
     New York, NY  10043
     Facsimile:  (212) 793-8745
     Attention:  Millie Kim, General Counsel


If to the Placement Agent:

     Citigroup Global Markets Inc.
     388 Greenwich Street, 18th Floor
     New York, NY 10013
     Facsimile:  (212) 816-8460
     Attention:  Paul M. Weisenfeld

With a copy to:

     Citigroup Global Markets Inc.
     388 Greenwich Street, 39h Floor
     New York, NY 10013
     Facsimile:  (212) 816-8660
     Attention:  Smith Barney General Counsel


9.   Confidentiality.
     ---------------

     (a) The Fund hereby acknowledges that it has received or will receive written and/or oral information, including the names of the Placement Agent's Subscribers (such information being referred to in this Section 9 as

"Customer Information") from the Placement Agent regarding those customers of the Placement Agent that subscribe for Units and that all such Customer Information has been or will be furnished to it subject to the provisions of this Section 9. The Fund agrees that it will use, and that it will ensure that all of its affiliates and agents and other entities providing services with respect to the Fund use, the Customer Information solely in connection with the subscription for Units by Customers, the booking of such Units, the administration of the Fund and the performance of their respective roles with respect to the Fund and its Units, and for no other purpose whatsoever. Furthermore, the Fund agrees that it will not disclose or make available, and will ensure that none of its affiliates or agents or other entities providing services with respect to the Fund discloses or makes available, any Customer Information to any person or entity that does not have a need to know such Customer Information in connection with the foregoing. Specifically, and without limitation of the foregoing, the Fund agrees that it will not disclose or make available, and will ensure that none of its affiliates or agents or other entities providing services with respect to the Fund discloses or makes available, any Customer Information to any persons or entities responsible for or involved in the marketing of products or services to customers of such entities.

     (b) The Placement Agent acknowledges and agrees that the Fund and its respective affiliates may disclose Customer Information or portions thereof (1) at the request of a regulatory agency or in connection with an examination of the Fund or such affiliate by regulatory examiners; (2) pursuant to subpoena or other legal process; (3) at the express direction of any other authorized government agency; (4) to its internal or external attorneys or auditors; (5) to others to whom the Fund or such affiliate is required to make such disclosure by law or regulation, and in any of the circumstances mentioned in clause (2), (3), or (5), the Fund shall (to the extent permitted by law) give the Placement Agent reasonable prior notice of any such disclosure and shall, in any event, advise the Placement Agent of any such disclosure to the extent permitted by law.

     (c) The provisions of this Section 9 shall not apply to information concerning customers that is obtained in any manner other than pursuant to this Agreement.

     (d) The provisions of this Section 9 shall survive the termination of this Agreement.

10.  Delegation
     ----------

     The Placement Agent shall be entitled to delegate all or any of its duties, functions or powers under this Agreement to another person or persons as
sub-agent  or  sub-agents   subject  to  the  approval  of  the  Fund  (and  the
Administrator  shall be  authorized  to provide  such  approval on behalf of the
Fund). The Placement Agent shall be solely responsible, however, for the acts and omissions of any such sub-agent and for the payment of any remuneration to such sub-agent.

11.  Miscellaneous
     -------------

     (a) This Agreement is to be governed by, and construed in accordance with, the laws of the State of New York without giving effect to choice of law principles, and the provisions of the 1940 Act (which provisions shall control in the event of any conflict between the laws of the State of New York and the 1940 Act). Neither this Agreement nor any term hereof may be amended, changed, waived, discharged or terminated except by an instrument in writing signed by both parties.

     (b) This Agreement sets forth the entire agreement between the parties hereto and replaces and supersedes all other understandings, commitments, and agreements relating to the subject matter hereof.

     (c)     If  any   provision  of  this   Agreement  is   determined   to  be
unenforceable, the remaining provisions shall remain enforceable to the extent permissible.

     (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

     (e) The parties to this Agreement agree that the obligations of the Fund under this Agreement will not be binding upon any Directors or members of the Fund, or upon any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.



CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC


By:    /s/ David J. Vogel
   ---------------------------------
Name:
Title:




CITIGROUP GLOBAL MARKETS INC.
(ON BEHALF OF ITS SMITH BARNEY DIVISION)


By:    /s/ Paul Weisenfeld
   ---------------------------------
Name:  Paul Weisenfeld
Title: SVP


Solely with respect to Sections 1(a) and 5(h)


CITIGROUP ALTERNATIVE INVESTMENTS LLC


By:    /s/ David R. Biase
   ---------------------------------
Name:
Title:

                                                                      Appendix A

                              Operating Procedures

     Unless otherwise agreed by the parties, the Fund agrees that it will not accept any subscriptions for Units directly from the Placement Agent's Subscribers and that any such subscriptions must be made through the Placement Agent.

     Unless otherwise agreed by the parties, the Placement Agent will deliver all Subscription Agreements to the Fund and the Administrator will be responsible for reviewing all Subscription Agreements to confirm that each has been completed in accordance with the instructions thereto.

     The Fund will be responsible for maintaining records of all Placement Agent's Subscribers and for providing Placement Agent's Subscribers, on a timely basis, with at least quarterly statements of subscriptions and repurchases, with at least quarterly unaudited performance information for the Fund, with all Fund reports, letters or other communications issued to the Fund's members and with any supplements or amendments to the Registration Statement. The Fund also will be responsible for providing the Placement Agent's Subscribers with confirmations of subscriptions and repurchases. To the extent authorized by the Placement Agent's Subscribers, the Fund will simultaneously furnish Placement Agent as well as each Placement Agent's Subscriber's "Financial Consultant" with a copy of each such confirmation.

     The Placement Agent's Subscribers must comply with all subscription and repurchase procedures, including deadlines, set forth in the Registration Statement or otherwise communicated by the Fund to the Placement Agent with respect to the transmission of subscription and repurchase requests.

     The Placement Agent will provide to the Fund a list of the Placement Agent's Financial Consultants and other appropriate parties who are to receive copies of statements from the Fund.